UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2002

Best Buy Co., Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-9595

41-0907483

(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 947-2000

N/A

(Former name or former address, if changed since last report.)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

99.1                                                   Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2                                                   Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

ITEM 9.           REGULATION FD DISCLOSURE.

On September 17, 2002, the principal executive officer, Bradbury H. Anderson, and principal financial officer, Darren R. Jackson, of Best Buy Co., Inc. each filed with the Securities and Exchange Commission the sworn statement required by Commission Order No. 4-460.  Copies of the two statements are furnished as Exhibits 99.1 and 99.2 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: September 17, 2002	By:	/s/ Darren R. Jackson
	Name:	Darren R. Jackson
	Title:	Executive Vice President — Finance and
Chief Financial Officer

Exhibit Index

Exhibit No.              Description

99.1                                                   Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2                                                   Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings